Life Investors Letterhead

April 19, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Life Investors Variable Life Account A
File No. 811-09747, CIK 0001097237

Dear Commissioners:

On behalf of Life Investors Variable Life Account A of Life Investors Insurance Company of America (“separate account”), incorporated by reference are the annual reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the “Act”). The funds are as follows: AIM Variable Insurance Funds, AIM V.I. Capital Appreciation Fund – Series I, AIM V.I. Government Securities Fund – Series I, AM V.I. Growth Fund – Series I, AIM V.I. International Growth Fund – Series I, and AIM V.I. Premier Equity Fund – Series I; Fidelity Variable Insurance Products Funds, Fidelity VIP Contrafund? Portfolio (Service Class), Fidelity VIP Growth Portfolio (Service Class), Fidelity VIP Growth & Income Portfolio (Service Class), Fidelity VIP Index 500 Portfolio (Initial Class), Fidelity VIP Mid Cap (Service Class 2), Fidelity VIP Money Market Portfolio (Initial Class), Fidelity VIP Value Strategies (Service Class 2); Janus Aspen Series, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Worldwide Growth Portfolio; MFS Variable Insurance Trust, MFS Investors Growth Stock Series (Service Shares), MFS Mid Cap Growth Series (Service Shares), MFS New Discovery Series (Service Shares), MFS Total Return Series (Service Shares), MFS Utilities Series (Service Shares), MFS Value Series (Service Shares); and Oppenheimer Variable Account Funds, Oppenheimer Main Street Growth & Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Bond Fund/VA, Oppneheimer Strategic Bond Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Small Cap Fund/VA.

Entity: AIM Variable Insurance Funds	File No. 811-07452	Date of Filing 02/25/2005

CIK 0000896435

Entity: Fidelity Variable Insurance Products Funds:

Contrafund	File No. 811-05511	Date of Filing 02/28/2005

CIK 0000831016

Growth	File No. 811-03329	Date of Filing 02/28/2005

CIK 0000356494

Growth & Income	File No. 811-07205	Date of Filing 02/28/2005

CIK 0000927384

Index 500	File No. 811-05511	Date of Filing 02/28/2005
CIK 0000831016

Securities and Exchange Commission

Page Two

April 19, 2005

Entity: Janus Aspen Series	File No. 811-07736	Date of Filing 02/25/2005

CIK 0000906185

Entity: MFS Variable Insurance Trust	File No. 811-08326	Date of Filing 03/04/2005

CIK 0000918571

Entity: Oppenheimer Variable Account Funds

File No. 811-04108	Date of Filing 03/25/2005
CIK 0000752737

These annual reports are for the period ending December 31, 2004, and have been transmitted to policy owners in accordance with Rule 30d-2 under the Act. To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Sincerely,

/s/ Priscilla I. Hechler

Priscilla I. Hechler

Assistant Secretary

cc:	Steven R. Shepard, Esq.
Kim Estrada